SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2011

NORTH SPRINGS RESOURCES CORP.

(Exact name of Company as specified in its charter)

Nevada	333-167217	68-0678790
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

200 S Virginia, 8th Floor Reno, NV 89501
(Address of principal executive offices)

Phone: (775) 398-3078
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORTH SPRINGS RESOURCES CORP.

Form 8-K

Current Report

ITEM 8.01

OTHER EVENTS

On December 28, 2011, North Springs Resources Corp., a Nevada corporation, (the “Company”) requested and instructed their transfer agent to cancel eighty million (80,000,000) shares of the Company’s common stock (the “Shares”), which were previously issued and outstanding and held by the Company’s sole officer and director, Mr. Harry Lappa.  The Company’s transfer agent cancelled and returned the Shares back to authorized but unissued status. Accordingly, the Shares shall now be available for issuance by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH SPRINGS RESOURCES CORP.

Date: December 29, 2011	By: /s/ Harry Lappa
Harry Lappa
President and CEO